UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2008
BioMed Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-32261	20-1142292

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
17190 Bernardo Center Drive
San Diego, California 92128
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 485-9840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 15, 2008, BioMed Realty Trust, Inc. announced the promotion of Kent Griffin to President and Chief Operating Officer. Mr. Griffin will oversee the day-to-day operational activities and execution of the company’s business plan and will continue to serve as the company’s Chief Financial Officer. Mr. Griffin, age 39, has served as BioMed’s Chief Financial Officer since March 2006. Prior to that, Mr. Griffin was a Senior Vice President in the real estate investment banking group at Raymond James & Associates, Inc., where he was a responsible for advising real estate clients on public and private equity and debt issuance, mergers and acquisitions, and other services. Prior to joining Raymond James, Mr. Griffin served with JP Morgan in its global real estate investment banking group and with Arthur Andersen LLP in its real estate services group. In connection with this promotion, Alan D. Gold relinquished the title of President and will retain the titles of Chairman and Chief Executive Officer of the company.
     In addition, Jonathan P. Klassen, previously BioMed’s Vice President, Legal, was promoted to the position of Vice President, Legal and Secretary, and Kevin M. Simonsen, previously BioMed’s Senior Real Estate Counsel, was promoted to the position of Vice President, Real Estate Counsel.
     On December 15, 2008, BioMed entered into amendments to the amended and restated employment agreements with its named executive officers to reflect the title changes described in this Item 5.02 and to ensure that certain payments to be made pursuant to the employment agreements will be exempt from or comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended. In addition, the amended employment agreement with Gary A. Kreitzer, BioMed’s Executive Vice President and General Counsel, provides that Mr. Kreitzer will receive an annual base salary of $100,000 commencing on January 1, 2009.
     Copies of the amendments to the amended and restated employment agreements are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 hereto and incorporated herein by reference. The foregoing descriptions of the amendments to the amended and restated employment agreements are qualified in their entirety by reference to the full text of the agreements.
Item 9.01 Financial Statements and Exhibits.
     (d) The following exhibits are filed herewith:

Exhibit
Number	Description of Exhibit
10.1	Amendment to the Amended and Restated Employment Agreement dated as of December 15, 2008 between BioMed Realty Trust, Inc. and Alan D. Gold.

10.2	Amendment to the Amended and Restated Employment Agreement dated as of December 15, 2008 between BioMed Realty Trust, Inc. and R. Kent Griffin, Jr.

10.3	Amendment to the Amended and Restated Employment Agreement dated as of December 15, 2008 between BioMed Realty Trust, Inc. and Gary A. Kreitzer.

10.4	Amendment to the Amended and Restated Employment Agreement dated as of December 15, 2008 between BioMed Realty Trust, Inc. and Matthew G. McDevitt.

10.5	Amendment to the Amended and Restated Employment Agreement dated as of December 15, 2008 between BioMed Realty Trust, Inc. and John F. Wilson, II.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2008	BIOMED REALTY TRUST, INC.
	By:	/s/ KENT GRIFFIN
Name: Kent Griffin
Title: President, Chief Operating Officer and Chief Financial Officer